Exhibit 99.1

Blue Apron Shares Business Update Following Its Recent Shift to an Asset-Light Model

Company Expects to Achieve Adjusted EBITDA Profitability in the Second Quarter of 2024; Plans to Release Second Quarter 2023 Earnings on August 9, 2023

New York, NY June 27, 2023 – Today, Blue Apron (NYSE: APRN) shared a business update following the previously announced closing of the transaction with FreshRealm on June 9, 2023.

With the closing of the FreshRealm transaction, together with additional planned streamlining efforts that the Company previously identified and will continue to implement in the third quarter of 2023, the Company expects to achieve Adjusted EBITDA profitability in the second quarter of 2024.

Linda Findley, Blue Apron’s President and Chief Executive Officer, commented:

“We believe the closing of the transaction with FreshRealm and the payoff of our debt opened up a clearer path to long-term Adjusted EBITDA profitability. In parallel, with the shift to an asset-light model, we continue to reduce year-over-year cash burn, as disclosed on our first quarter earnings call, and we expect to continue to see year-over-year reduced cash burn following the closing of the FreshRealm transaction.

“In 2022, we shared our plan for achieving long-term, sustainable growth and reaching profitability through ‘The Next Course.’ Part of this three-year strategy included targeting Adjusted EBITDA profitability, by, among other things, building an ecosystem of partners and relationships that furthers our vision of Better Living Through Better Food. We believe that moving to an asset-light model via the FreshRealm transaction was the right next step to help us execute this strategy.

“As we move forward, we remain focused on managing our cost base and liquidity position to support profitable growth. We will continue to manage PTG&A in the retained Blue Apron business through additional headcount and other cost reductions in connection with the shift to the asset-light model, and expect to implement these cost reductions over the coming months. We are committed to open and transparent communication with our shareholders, and plan to continue to provide the market with additional updates as appropriate.”

In addition to updates on its path to Adjusted EBITDA profitability, Blue Apron plans to provide a detailed look at its second quarter 2023 financial performance and updated business outlook on its upcoming quarterly earnings call. The Company will release its results on August 9, 2023, which will be followed by a conference call and live webcast at 8:30 a.m. Eastern Time, hosted by Linda Findley, President and Chief Executive Officer, and Mitch Cohen, Interim Chief Financial Officer.

The earnings conference call can be accessed by dialing 1-877-883-0383. The conference ID is 2753702. Alternatively, participants may access the live webcast on Blue Apron’s Investor Relations website at investors.blueapron.com.

A recording of the webcast will be available on Blue Apron’s Investor Relations website at investors.blueapron.com following the conference call. Additionally, a replay of the conference call can be accessed until August 16, 2023 by dialing 1-877-344-7529 or 1-412-317-0088, utilizing the replay access code 6080061.

About Blue Apron

Blue Apron’s vision is Better Living Through Better Food™. Launched in 2012, Blue Apron offers fresh, chef-designed meals that empower home cooks to embrace their culinary curiosity, challenge their abilities in the kitchen and see what a difference cooking quality food can make in their lives. Blue Apron is focused on bringing incredible recipes to its customers, deepening its commitment to its employees, continuing to reduce food and packaging waste, and addressing its carbon impact. Visit blueapron.com to learn more.

Forward Looking Statements

This press release includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, those regarding the timing, and Blue Apron’s ability to execute its business plan, to achieve Adjusted EBITDA profitability. The words "may," "should," “would,” "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements in this press release are only predictions. Blue Apron has based these forward-looking statements largely on its current expectations, assumptions and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in Blue Apron’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Some of the key factors that could cause actual results to differ from its expectations include: without limitation, the sufficiency of Blue Apron’s cash resources and its ability to continue to operate as a going concern if Blue Apron is unable to realize the anticipated benefits from identified, or to be identified, headcount and other cost reductions or if Blue Apron is unable to raise additional financing or incurs unforeseen additional cash expenses; Blue Apron’s ability to reach its goal of long-term profitability on its expected timeframe, if at all, including Blue Apron’s ability to create new product initiatives and its ability to generate the volume of any such new product initiatives and meal kit sales to earn the up to $17.5 million of rebates under the production and fulfillment agreement with FreshReam, the ability for FreshRealm to cost effectively price the production and fulfillment Blue Apron’s meal kits and other products, and Blue Apron’s final determination of the accounting treatment of the FreshRealm transaction, including the value of the consideration received and the classification of the volume rebates; Blue Apron’s ability to successfully execute its business without its fulfillment and production assets; the ability of Blue Apron to successfully and efficiently transition its fulfillment and production assets to FreshRealm; the ability of FreshRealm to continue to fulfill Blue Apron’s meal-kit products in a manner consistent with Blue Apron’s brand standards, if at all; Blue Apron’s ability to achieve the anticipated benefits of the FreshRealm transaction for Blue Apron’s stockholders; Blue Apron’s ability, including the timing and extent, to successfully support the execution of its strategy; Blue Apron’s ability to cost-effectively attract new customers and retain existing customers (including on the one hand, its ability to execute its marketing strategy with a reduced marketing budget, or on the other hand, its ability to sustain any increase in demand Blue Apron may experience), and its ability to continue to expand its product offerings and distribution channels; Blue

Apron’s ability to maintain the value of its brand; harm to its brand and reputation as the result of real or perceived quality or food safety issues with its products; food safety and food-borne illness incidents and associated lawsuits, product recalls or regulatory enforcement actions; Blue Apron’s expectations regarding, and the stability of, the supply chain needed to produce its meal kits, including potential shortages, interruptions or continued increased costs in the supply or delivery of ingredients to FreshRealm, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of inflation or otherwise; Blue Apron’s ability to respond to changes in consumer behaviors, tastes and preferences that could lead to changes in demand, including as a result of, among other things, the impact of inflation or other macroeconomic factors, and to some extent, long-term impacts on consumer behavior and spending habits, any material challenges in employee recruiting and retention, any prolonged closures, or series of temporary closures, of one or both fulfillment centers to be operated by FreshRealm, supply chain or carrier interruptions or delays, and any resulting need to cancel or shift customer orders; Blue Apron’s ability to retain qualified employees, or effectively deploy its existing personnel in order to meet its forecasts and its ability to successfully execute on its strategic plan; Blue Apron’s reliance on FreshRealm to maintain food safety and prevent food-borne illness incidents and its susceptibility to supplier-initiated recalls; and other risks more fully described in the Blue Apron’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission on March 16, 2023 and Blue Apron’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 filed with the Securities and Exchange Commission on May 4, 2023 and in other filings that Blue Apron may make with the Securities and Exchange Commission in the future. Blue Apron assumes no obligation to update any forward-looking statements contained in this press release, whether as a result of any new information, future events, or otherwise.

Contact

Muriel Lussier
Blue Apron
muriel.lussier@blueapron.com